SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
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LCA - VISION INC.

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E t a n t Notice Reqardinq the Availability - of Proxv Materials for the Stockholder Meetins to be held on 8/21/07- 1 I- I This conimunication presents only an overview o fthe more complete proxy materials that are available to you on the lnternet. We encourage you to access and revi’ew all o f the important information contained in the nroxv materials before votina.- The foll4,wing mater~als are ava~lable onltne for v~ewing and p;lntinb — 2007 LlCA-Vision Inc. Proxy StatementlNotice of Annual Meeting of Stockholders — 2006 LlZA-Vision Inc. Letter t o Stockholders and Annual Report on Form 10-KIA — 2007 LCA-Vision Inc. Form of Proxy (Proxy Card) To vlew th~s mater~al, have the 12-d~gtt Control #’(s) available and v~sit:www.inve!itorEconnect.com -If you want t o receive a paper or e-mail copy of the above listed documents you must request one. There is no charge t o you for requesting a copy. To facil t a t e timely delivery please make the request as instructed below on or before 8111107. TO requejt material. Internet: ww.lnvestorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com -**If requesting materlal by e-mail please send a blank e-mall with the 12 Digit Control# (located on the following page) ~n the subject Ilne. -Requests, instructions and other inqu~r~es will NOT be forwarded to your investment advlsor. — LCA-VISION INC. L C A I To vote now by Internet, go to WWW.PROXWOTE.COM. 1 ( A Vl5lON INC Use the lnternet to transmit your voting instructions and /a40 MONTGOMERY ROAD ( INCINNATI OH 45236 for electronic delivery of ~nformation up unt~l 11 :59 P.M. Eastern T~me the day before the meeting date. Have your notice ~n hand when you access the web site and follow the instructions. BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717

The Annual M e e t ~ n gfor stockholders of record as of 6/11/07 IS ‘o be held on 8/21/07 @ 10 00 a m ET a t The Queen C ~ t yClub 331 E<~st Fourth Street C~nclnnat~ Ohlo 45202 Free parking is available behind the building, which is accessible from both Fourth Street and Broadwa),. Valet parking is also available at both the Fourti Street and Broadway entrances.

Voting items I of Directors recommends a FOR vote on each proposal. Vote On Directors . ELECTION OF DIRECTORS 01) WILLIAM F. BAHL 02) THOMAS G. CODY 03) JOHN H. GUTFREUND 04) JOHN C. HASSAN 05) STEVEN C. STRAUS 06) E ANTHONY WOODS Vote On Proposal ! Thc ratif~cation of Ernst & Young LLP as auditors of the Company for the fiscal year ending December 31, 2007. I Traisaction of such other busir-less as may properly come before the meeting or any adjournment thereof B ROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION : TEST PRINT 5 1 PIERCEDES WAY EDGEWOOD, NY 11717

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